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                                                                   Exhibit 10.19

                               October 10, 2001

Navigant International, Inc.
     84 Inverness Circle East
     Englewood, CO 80112
     Attention:  General Counsel

     Re:  Amendment to Note Purchase Agreements


Ladies and Gentlemen:

     Reference is made to (1) the Note Purchase Agreement, dated as of November 15, 2000, by and between Navigant International, Inc., a Delaware corporation (the "Company"), and The Prudential Insurance Company of America, (2) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company, on the one hand, and Security Life of Denver Insurance Company, USG Annuity & Life Company, Northern Life Insurance Company, Reliastar Life Insurance Company, Reliastar Life Insurance Company of New York and Security Connecticut Life Insurance Company, on the other hand, (3) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Teachers Insurance and Annuity Association of America, (4) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and The Guardian Life Insurance Company of America, and (5) the Note Purchase Agreement, dated as of November 15, 2000, by and between the Company and Hartford Life Insurance Company (each a "Note Purchase Agreement"; collectively, the "Note Purchase Agreements"). Capitalized terms not defined herein shall have the meanings given to such terms in the Note Purchase Agreements.

     Pursuant to the request of the Company and the provisions of Section 17.1 of the Note Purchase Agreements, each of the undersigned agrees to amend the respective Note Purchase Agreement to which it is a party, subject to the conditions and in reliance on the representations and warranties set forth herein.


     In consideration of the foregoing recitals, the parties hereto agree as follows:

     1.   Amendments to Note Purchase Agreements.

          1.1 Section 10.5 of each Note Purchase Agreement is amended by inserting the following proviso at the end thereof:

          "; provided, however, that solely during such period of time Consolidated EBITDA for the period of four fiscal quarters ended September 30, 2001 is
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Navigant International, Inc.
October 10, 2001
Page Two


          relevant, the Company may permit such ratio to be in excess of 2.75:1.00 but not greater than 3.75:1.00."

          1.2    The following is added to each Note Purchase Agreement as a new
Section 9.10 thereof:

          "9.10  Minimum Commitment.

          The Company shall at all times have in place a committed revolving credit facility from banks and other financial institutions with aggregate availability of not less than $150,000,000, and such facility shall not expire until such time as each holder of the Notes has received (i) financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2001 (which may be in the form of internally-prepared financial statements) and (ii) a certificate ("Certificate") from the Company's chief financial officer certifying to the effect that such financial statements fairly present in all material respects the consolidated financial position of the Company and its Restricted Subsidiaries as of December 31, 2001 and that no Default or Event of Default existed on December 31, 2001 or exists as of the date of the Certificate, unless such Default or Event of Default has been consented to or waived."

          1.3    The following is added to each Note Purchase Agreement as a new
Section 10.14 thereof:

          "10.14 Minimum Bank Commitment.

          The Company will not allow the principal amount of Indebtedness of the Company under the Bank Credit Agreement to be less than $100,000,000 until such time as each holder of the Notes has received (i) financial statements of the Company and its subsidiaries for the fiscal year ended December 31, 2001 (which may be in the form of internally-prepared financial statements) and (ii) the Certificate."

          1.4 The following definition is added to the list of definitions set forth on Schedule B of each Note Purchase Agreement, inserted in its respective alphabetical sequence:

          "Certificate" shall have the meaning assigned to such term in Section 9.10.

     2. Condition to Effectiveness. The effectiveness of the foregoing amendments is subject to the receipt by each of the undersigned of an amendment to the Bank Credit Agreement, in the form of Exhibit A attached hereto ("Bank Amendment"), duly executed and
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Navigant International, Inc.
October 10, 2001
Page Three


delivered by each lender under the Bank Credit Agreement and Bank of America, as agent thereunder (collectively, the "Bank Group").

     3. Representations and Warranties. The Company hereby certifies that (a) no Default or Event of Default under any Note Purchase Agreement will exist upon giving effect to this letter amendment and the Bank Amendment, and (b) the Bank Group is not receiving any remuneration for the Bank Amendment.

     4. Covenants of the Company. In consideration of the consent set forth above, the Company hereby covenants and agrees that, notwithstanding Section 10.9, Section 10.11, and Section 10.12 of, or any other provision to the contrary in, the Note Purchase Agreements or the other Transaction Documents, the Company will not at any time prior to the time each holder of the Notes has received the Certificate (a) make any cash payments to acquire all or any portion of the capital stock or other ownership interest in, or all or any substantial portion of the assets, property and/or operations of, any Person (except cash payments made to satisfy earn-out obligations to the extent exclusively funded from the revenues of the acquired Person or from assets or operations acquired from a Person shall not be prohibited hereunder) or (b) make or permit any cash payments to repurchase or redeem any capital stock of the Company, or (c) declare or pay any cash dividend or make any other cash distribution on any of its capital stock now outstanding or hereafter issued.

     5. No Waiver. The amendments and agreements set forth in this letter amendment shall be limited precisely as written and shall not be deemed to be
(a) an amendment, consent or waiver of any other terms or conditions of any Note Purchase Agreement or any other Transaction Document, (b) a waiver of any right or remedy of the holders of the Notes pursuant to the Transaction Documents or
(c) a consent to any future amendment, consent or waiver of any provision of the Note Purchase Agreements or any other Transaction Document. Except as expressly set forth in this letter amendment, each Note Purchase Agreement and all related documents shall continue in full force and effect.

     6. Counterparts; Effectiveness. This letter amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all of which counterparts together shall constitute but one and the same instrument.
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Navigant International, Inc.
October 10, 2001
Page Four

                              Very truly yours,

                              The Prudential Insurance Company of America


                              By:__________________________________
                              Name:________________________________
                              Title:_____________________________________

                              Security Life Of Denver Insurance Company
                              USG Annuity & Life Company
                              Northern Life Insurance Company
                              Reliastar Life Insurance Company
                              Reliastar Life Insurance Company Of New York
                              Security Connecticut Life Insurance Company
                              By:  ING Investment Management LLC,
                                   as Agent of each of the foregoing

                              By:__________________________________
                              Name:________________________________
                              Title:_______________________________

                              Teachers Insurance and Annuity Association of America

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________

                              The Guardian Life Insurance Company of America

                              By:______________________________________
                              Name:____________________________________
                              Title:___________________________________
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Navigant International, Inc.
October 10, 2001
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                                           Hartford Life Insurance Company


                                           By:_________________________________
                                           Name:_______________________________
                                           Title:______________________________

The foregoing is hereby accepted and agreed to as of the date first above written.

Navigant International, Inc.

By:____________________________________
Name:__________________________________
Title:_________________________________

The undersigned Guarantors consent to the foregoing.

          AKRA TRAVEL, INC.,
          a Florida corporation
          ARRINGTON TRAVEL CENTER, INCORPORATED,
          an Illinois corporation
          ASSOCIATED TRAVEL SERVICES, LLC,
          a Delaware limited liability company
          BOWERS WORLDWIDE TRAVEL SERVICE, INCORPORATED, an Arizona corporation
          COUCH/MOLLICA TRAVEL, LTD.,
          a Pennsylvania corporation
          CORNERSTONE ENTERPRISES, INC.,
          a Massachusetts corporation
          ENVISION VACATIONS, INC.,
          a Michigan corporation
          EVANS TRAVEL GROUP, INC.,
          a Louisiana corporation


          By: _______________________________
          Name:   Eugene A. Over, Jr.
          Title:  Vice President of each
                  of the foregoing Guarantors
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Navigant International, Inc.
October 10, 2001
Page Six


               FIRST TRAVELCORP, INC.,
               a North Carolina corporation
               FORBES TRAVEL SERVICE, INC.,
               a Pennsylvania corporation
               MCGREGOR TRAVEL MANAGEMENT, INC.,
               a Connecticut corporation
               MORAN TRAVEL BUREAU, INC.,
               a Massachusetts corporation
               MTA, INC.,
               a Washington corporation
               NAVIGANT INTERNATIONAL UK HOLDINGS, INC.
               a Delaware corporation
               NAVIGANT CRUISE CENTER, INC.,
               a Delaware corporation
               PROFESSIONAL TRAVEL CORPORATION,
               a Colorado corporation
               SIMMONS ASSOCIATES, INC.,
               a Virginia corporation
               TRAVEL CONSULTANTS, INC.,
               a Michigan corporation
               TRAVELCORP, INC.,
               a Minnesota corporation
               MUTUAL TRAVEL, INC.,
               a Washington corporation


               By: ______________________________
               Name:  Eugene A. Over, Jr.
               Title: Vice President of each
                      of the foregoing Guarantors

               ATLAS TRAVEL SERVICES, L.P.,
               a Texas limited partnership

               By:    ATLAS TRAVEL GP, INC.,
                      a Texas corporation


                      By:________________________________
                      Name:   Eugene A. Over, Jr.
                      Title:  Vice President